UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2005

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon	000-27261	93-0549963
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

9191 South Jamaica Street, Englewood, CO		80112-5946
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-771-0900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 5, 2005, CH2M HILL announced the return of Ralph R. Peterson, Chairman of the company, to his prior positions of President and Chief Executive Officer, effective August 12, 2005.  Samuel H. Iapalucci, CH2M HILL’s Executive Vice President and Chief Financial Officer, had been serving as interim President and Chief Executive Officer since February of 2005 while Mr. Peterson recovered from a cancer related surgery.  Other information with respect to Mr. Peterson may be found in CH2M HILL’s Proxy Statement for its 2005 Annual Meeting, as filed with the Securities and Exchange Commission on Schedule 14A (Commission File No. 000-27261), under the captions “Current Directors,” “Report of the Compensation and Work Force Committee on Executive Compensation,” “Change of Control Agreements,” and “Executive Compensation,” which information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: August 5, 2005	By:	/s/ Samuel H. Iapalucci
Samuel H. Iapalucci

	Its:	Acting Chief Executive Officer, Executive Vice President and Chief Financial Officer